UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 2005
                                                          ---------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-31565                06-1377322
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 1.01:  Entry into a Material Definitive Agreement
            ------------------------------------------

          On October 6, 2005, in connection with the voluntary resignation of Joseph L. Mancino by reason of retirement from the Boards of Directors of New York Community Bancorp, Inc. ("NYB"), New York Community Bank ("NYCB"), and New York Commercial Bank, a wholly-owned subsidiary of NYCB, NYB, on behalf of itself and its subsidiaries and affiliates (collectively, the "Company"), entered into a letter agreement with Mr. Mancino setting forth certain continuing obligations of the parties and terminating a Consulting Agreement with Mr. Mancino (see
          Item 1.02 below). A copy of the letter agreement is attached as
          Exhibit 10.1 and incorporated by reference herein.


ITEM 1.02:  Termination of a Material Definitive Agreement
            ----------------------------------------------

          On October 6, 2005, the Consulting Agreement made as of December 1, 2004 by and among NYB and NYCB and Joseph L. Mancino, a member of the Boards of Directors of NYB and NYCB, was terminated in connection with Mr. Mancino's voluntary resignation by reason of retirement from the Boards of Directors of NYB, NYCB, and New York Commercial Bank, except that Mr. Mancino's non-competition obligations under paragraph 3 thereof are intended to survive such termination. Information regarding the terms of the agreement is incorporated herein by reference from Exhibit 10.10 to NYB's Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005. Under the terms of the Consulting Agreement, Mr. Mancino will be paid the lump sum of $250,000.05, representing the balance of the monthly payments due thereunder for the remaining term of the Agreement.

ITEM 5.02:  Departure of Directors or Principal Officers
            --------------------------------------------

     (b) On October 6, 2005, Joseph L. Mancino resigned as a member of the Boards of Directors of NYB, NYCB, and New York Commercial Bank. Mr. Mancino's resignation was effective immediately.

ITEM 9.01:  Financial Statements and Exhibits
            ---------------------------------

     (c) Attached as Exhibit 10.1 is a copy of the letter agreement signed by Mr. Mancino on October 6, 2005.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2005        NEW YORK COMMUNITY BANCORP, INC.
       ---------------

                              /s/ Joseph R. Ficalora
                              ----------------------
                              Joseph R. Ficalora
                              President and Chief Executive Officer


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                                    EXHIBITS
                                    --------


Exhibit 10.1               Letter agreement dated October 6, 2005.
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